Exhibit 10.6

DATED THIS	23th	DAY OF	AUGUST	2023

BETWEEN

ANTHARAS HILLS SDN BHD

(COMPANY NO. 1244508-U)

( “THE DEVELOPER” )

AND

PESAT BUMI SDN BHD

(COMPANY NO. 442859-T)

( “ THE OWNER” )

SUPPLEMENTAL AGREEMENT

Owner’s Solicitors :-	Developer’s Solicitors :-

M/S. KUMARI PALANY & CO. Advocates & Solicitors No. 109-2,Jalan Toman 6 Kemayan Square, 70200 Seremban, Negeri Sembilan	M/S. JOSEPH ‘fING & CO. Advocates & Solicitors Suites 7-14, 6th Floor, IOI Business Park, No 1, Persiaran Puchong Jaya Selatan, Bandar Puchong Jaya, 47170 Puchong, Selangor Darul Ehsan.

Tel: 06-7622200 Fax: 06-7633100	Tel : 03-80708090 Fax : 0380708089

LEMBAGA HASIL DALAM NEGERI MALAYSIA NEGERI SEMBILAN (DUTI SETEM) BEG BERKUNCI 00005 GPO SEREMBAN 70000 NEGERI SEMBILAN	Telefon : 06-7665000 Fax : 06-7625339 www.hasil.gov.my

Bil Surat Tuan: KUPC/SUPP-AGR/2209277-401

Tetuan/Tuan/Puan

PESAT BUMI SDN BHD

G-10, Ritz VIiia, Jalan BS 9/5E, Taman Bukit Serdang, Seksyen 9,

43300 Seri Kembangan

Selangor

Nombor Adjudikasi: G01DABD324XN003	Tarikh: 01/09/2023

Tuan,

NOTIS TAKSIRAN PENYETEMAN AM (DUTI TETAP)

Jenis Surat cara: SUPPLEMENTAL AGREEMENT

Permohonan tuan bertarikh 24/08/2023 di bawah Seksyen 36, Akta Setem 1949 dirujuk.

2. Dimaklumkan duti sebanyak RM 40.00 kena dibayar mengikut pengiraan seperti lampiran.

3. Sila jelaskan duti tersebut selewat-lewatnya pada 02/10/2023. Bayaran duti setem boleh dibuat secara elektronik melalui:

●	FPX dari laman sesawang STAMPS di https://stamps.hasil.gov.my atau,
●	Bill Payment (CIMB BizChannel atau Public Bank)

4. Kelewatan membayar duti boleh dikenakan penalti di bawah Seksyen 47A, Akta Setem 1949.

Sekian, terima kasih.

“BERKHIDMAT UNTUK NEGARA”

“BERSAMA MEMBANGUN NEGARA”

PEMUNGUT DUTI SETEM LHDNM

Cetakan komputer ini tidak memerlukan tandatangan.

PENGIRAAN DUTI YANG DIKENAKAN

Bhg. A: Penyeteman Am

(a) Duti yang sepatutnya dikenakan b	RM	10.00
(b) Tolak amaun duti yang dirernitkan/dikecualikan	RM	0.00
(c) Duti yang dikenakan	RM	10.00
(d) Penalti yang dikenakan**	RM	0.00
(e) Salinan	RM	30.00
(f) Jumlah besar duti yang kena dibayar	RM	40.00

“Penaltl

Sesualu dokumen hendaklah disetemkan dalam tempoh 30 hari dari tarikh ianya disempurnakan datam Malaysla alau dalam tempoh 30 harl selepas la diterima dalam Malaysia seklranya la dlsempurnakan diluar Malaysla. Sekiranya la tidak disempurnakan dalam tempoh yang dilelapkan, penalli sebanyak :

(a) RM25,00 atau 5% daripada dull yang berkurangan, yang mana lebih tinggl, seklranya ia dlseternkan dalarn lempoh 3 bulan selepas masa unluk penyeleman,	(b) RM60.00 alau 10% daripada dull yang berkurangan, yang mana leb!h linggi, selkiranya la disetemkan selepas tempoh 3 bulan lelapi Udak lewat daripada 6 bulan selepas rnasa untuk penyeteman.	(c) RM100.00 atau 20% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la dlsetemkan selepas 6 bulan selepas masa untuk penyeteman.

Salinan Kepada:

Kumari Palany & Co

No. 109-2,

Jalan Toman 6,

Kemayan Square, Seremban

70200 Seremban

Negerl Sembilan

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	G01DABD324XN003
Jenis Surat Cara *Type Of Instrument*	SUPPLEMENTAL AGREEMENT SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	23/08/2023
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
ANTHARAS HILLS SDN BHD, (1244508-U)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
PESAT BUMI SDN BHD, (442859-T)

Butiran Harta / Suratcara *Property / Instrument Description*

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	N0039A230052925
Tarikh Penyeteman *Date of Stamping*	02/09/2023
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

LEMBAGA HASIL DALAM NEGERI

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : 04/09/2023 11:22:59

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

SUPPLEMENTAL AGREEMENT

A SUPPLEMENTAL AGREEMENT made this 28 AUG 2023

BETWEEN	ANTHARAS HILLS SON BHD (Company No 1244508-U) a company incorporated in Malaysia and having its place of business at 140, Jalan Maarof, Bukit Bandiraya, Bangsar 59 J.00 Kuala Lumpur (hereinafter called “the Developer”) of the first part;

AND	PESAT BUMI SDN BHD (Company No 442859wT) a company incorporated in Malaysia and having its place of business at G-10, Ritz Villa, Jalan BS 9/5E, Taman Bukit Serdang, Seksyen 9, 43300 Seri Kembangan, Selangor Darul Ehsan (hereinafter called “the Owner”) of the second part.

WHEREAS:-

(1)	DEVELOPMENT AGREEMENT

By a Development Agreement dated 02 November 2018 (hereinafter called “the DA’’) the Owner has agreed to grant to the Developer the right to develop on part of the land, which-is-particularly delineated-in Red in the plan annexed-herewith as Appendix A (hereinafter called “the Development Land,,), held under H.S.(D) 17970 PT 23025 Mukim Bentong, Daerah Bentong, Negeri Pahang measuring approximately Fourteen Thousand Four Hundred Twenty Eight (14,428) square meters (hereinafter called “the said Land”), into apartment buildings with some commercial shops units as the Developer shall in its absolute discretion determine with all the necessary infrastructure, common facilities and amenities related thereto (hereinafter called the “Development”).

(2)	OWNER’S ENTITLEMENT

The Owner’s Entitlement under the DA is Fifteen Per centum (15%) of the total saleable or lettable residential and commercial units to be erected by the Developer on the Development Land which, as agreed by the parties, that the Owner s Entitlement shall be the units which are sold between Seventy One Per Centum (71%) to Eighty Five Per Centum (85%) of the saleable residential and commercial units. The parties are desirous of making further provisions in respect of the Owner’s Entitlement.

SUPPLEMENTAL AGREEMENT	Page 2 of 6
Developer: Anthares Hills Sdn Bhd
Owner: Pesat Burnt Sdn Bhd

(3)	PARTIES DESIROUS TO VARY TERMS OF DA

At the Owner’s request, the parties herein are mutually agreeable to vary the terms of the DA to reflect the intentions of the parties upon the terms and conditions herein contained in this Supplemental Agreement

NOW THIS AGREEMENT WITNESSETH as follows:-

1.	AGREEMENT TO VARY

1.1	In consideration of due observance by the parties herein of all the terms and conditions of the DA the parties herein hereby agree to vary and modify the terms of the DA to the extent and upon the terms and conditions hereinafter appearing.

2.	VARIATION TO THE OWNER’S ENTITLEMENT

2.1	The parties herein hereby agree that the term “Owner’s Entitlement” as provided in Clause 1.1 (x) in the DA shall be deleted and replaced by following definition:-

“Owner's Entitlement” means Twenty Per centum (20%) of the total saleable or lettable residential and commercial units to be erected by the Developer on the Development Land which, shall be equivalent to the area of 93,273 square feet (“the Agreed Area”) consisting of units which are more particularly specified and listed under Schedule I herein. For the avoidance of doubt, the residential units shall be a Non Bumi lots, fully furnished vacant units similar to the furnished units sold to the Purchasers.

2.2	The parties herein hereby agree to insert an additional definition of “Land Costs” shall be inserted between Clause 1.l(viii) and (ix) to read as follows:

“Land Costs” shall mean the sum of Ringgit Malaysia Sixty Million (RM60,000,000.00) only derived from the Owner’s Entitlement, which is the Agreed Area calculated at the rate of Ringgit Malaysia Six Hundred Forty Three And Sen Twenty Seven (RM643.27) only per sq. ft. (“the Agreed Rate”) as agreed by the parties.”

2.3	The parties herein hereby agree to vary Clause 7.2 of the DA by inserting at the end the following words “PROVIDED FURTHER THAT the total amount of gross proceeds of sale derived from Owner’s Entitlement shall be RINGGITMALAYSIA SIXTY MILLION (RM60,000,000.00) only.”

SUPPLEMENTAL AGREEMENT	Page 3 of 6
Developer: Antharas Hills Sdn Bhd
Owner: Pesat Bumi Sdn Bhd

2.4	The parties herein hereby agree to replace the following Clauses with 7.2, 7.3, 7.4 under Clause 7 of the DA:-:

	7.2	The parties hereby agree that the Land Costs shall be paid by invoking Regulation 7(k) of the Housing Development (Housing Development Account) Regulations 1991 and utilize part of the purchase price paid into the Housing Development Account (HDA) for the project to pay towards the Land Costs on the following manner:

		1)	The first drawdown shall be on the 1st October 2023 based on the regulation of the HDA and the funds available in the HDA account after deducting payment for construction costs.

		2)	The second drawdown shall be no later than 31st December 2023 based on the regulation of the HDA and the funds available in the HDA account after deducting payment for construction costs.

		3)	In the event there is insufficient funds to settle the land cost in the HDA account, the outstanding sum after 1st and 2nd drawdown, shall be paid to the Owner prior to issuance of Certificate of Completion (CCC).

	7.3	The Owner on a good will basis hereby expressly agrees that in the event that the Developer shall settle the Land Costs in full to the Owner as hereinabove, the Owner shall grant a rebate of Ringgit Malaysia Two Million (RM2,000 000.00) only to the Developer in which case, the Developer shall only be liable to pay to the Owner the sum of Ringgit Malaysia Fifty Eight (RM58,000,000.00) only as the Land Costs.

	7.4	The parties have hereby agreed that in the event that Land Costs is not settled by the Developer to the Owner as provided under Clause 7.2 hereinabove, the Developer shall forthwith deliver to the Owner the balance of the Agreed Area which has not been paid for under the Land Costs payment as per Schedule 1.

2.5	The parties herein hereby agree to insert the following additional Clauses 7.5 and 7.6 under Clause 7 of the DA:-

	7.5	“The Owner hereby covenants, agrees and undertakes that the Owner shall not dispose of any of the apartment units under the Owner’s Entitlement units at a price which shall be lower than the Developer’s prevailing selling price until one (1) year after the Owner’s Entitlement units is handed over by the Developer to the Owner together with the Certificate of Compliance and Completion or until the Developer has achieved Ninety Five per centum (95%) sales of the Developer’s Entitlement units, whichever shall be the earlier.”

SUPPLEMENTAL AGREEMENT	Page 4 of 6
Developer: Antharas Hills Sdn Bhd
Owner: Pesat Bumi Sdn Bhd

	“7.6	The Owner hereby agrees that the Owner shall, if required, prior to taking vacant possession of the Owner’s Entitlement execute a Deed of Mutual Covenant which term shall be the same as the Deed of Mutual Covenant to be executed by all other Purchasers of the Development.”

2.6	The parties herein hereby agree to insert the following additional Clause 8A after Clause 8 of the DA:-

	“8A	The Developer hereby agrees to abide by and comply with the Housing Development (Housing Development Account) Regulations 1991 and that in the event that the Developer shall be in breach of the regulations therein contained, it shall be deemed as a material breach of the DA and the Owner shall have right to take the necessary action accordingly”.

3.	THIS AGREEMENT SUPPLEMENTAL

3.1	Save and except where expressly provided, all the other terms and conditions herein contained shall be supplemental to and not in derogation of any of the terms and conditions therein contained in the DA, save and except those herein expressly varied shall remain valid and enforceable.

3.2	In the event that there shall be any conflict between the terms herein contained and the terms and conditions therein contained in the DA, the terms and conditions herein shall prevail.

4.	BINDING AGREEMENT

4.1	This Supplemental Agreement shall be binding upon the respective heirs personal representatives successors-in-title and assigns of the Developer and the Owner hereto.

SUPPLEMENTAL AGREEMENT	Page 5 of 6
Developer: Antharas Hills Sdn Bhd
Owner: Pesat Bumi Sdn Bhd

5.	COSTS

5.1	Each party agrees to bear for its legal cost for preparation of this Supplemental Agreement and the stamp duty arising from this Supplemental Agreement shall be equally borne by the parties.

6.	DEFINITION

6.1	All the terms, words, phrases, definition and semantic employed in this Supplementary Agreement shall, in so far as applicable, bear the same meaning as the terms, words, phrases, definition and semantic employed in the DA.

-*******************************-

SUPPLEMENTAL AGREEMENT	Page6 of 6
Developer: Antharas Hills Sdn Bhd
Owner: Pesat Bumi Sdn Bhd

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first abovewritten,

The Common Seal of	)
ANTHARAS HILLS SDN BHD	)
(Company No 1244508-U))
is hereunto affixed in the presence of:-)

	/s/ TEH KEAN YONG		/s/ TAN SU CHENG
	Director		Director/Secretary
Name:	TEH KEAN YONG	Name:	TAN SU CHENG
NRIC No . :	790131-10-5515	NRIC No.:	650215-01-5491

The Common Seal of	)
PESAT BUMI SDN BHD	)
(Company No 442859-T))
is hereunto affixed in the presence of:-)

Director	Director/Secretary

SCHEDULE 1

Owner’s Entitlement Units

LANDOWNER ENTITLEMENT UNIT TOTAL 93,273 SQ FT

ID	UNIT	TYPE	SIZE	VIEW	CARPARK
1	A3-2	B1	1066	GENTING	2
2	A3-5	B1	1066	HILL	2
3	A8-1	BC	1065	GENTING	2
4	A8-2	B	979	GENTING	2
5	A8-3	BC	1065	GENTING	2
6	A8-3A	BC	1065	HILL	2
7	A8-5	B	979	HILL	2
8	A18-1	B	1065	GENTING	2
9	A18-2	B	979	GENTING	2
10	A18-3A	BC	1065	HILL	2
11	A18-5	B	979	HILL	2
12	B3-5	C	1033	GENTING	2
13	B3-7	C1	1130	GENTING	2
14	B3A-5	C	1033	GENTING	2
15	B3A-7	C1	1130	GENTING	2
16	B5-5	C	1033	GENTING	2
17	B5-7	C1	1130	GENTING	2
18	B7-6	C	1033	GENTING	2
19	B7-7	C1	1130	GENTING	2
20	B8-1	BC	1065	HILL	2
21	_B8-2	B	979	HILL	2
22	B8-3	B	979	HILL	2
23	B8-3A	B	979	HILL	2
24	B8-5	C	1033	GENTING	2
25	B8-6	C	1033	GENTING	2
26	B8-7	C1	1130	GENTING	2
27	B9-5	C	1033	GENTING	2
28	B9-7	C1	1130	GENTING	2
29	BI0-5	C	1033	GENTING	2
30	B10-7	C1	1130	GENTING	2
31	B11-7	C1	1130	GENTING	2
32	B12-7	C1	1130	GENTING	2
33	B13A-7	C1	1130	GENTING	2
34	B15-7	C1	1130	GENTING	2
35	C3-3	El	797	GENTING	1
36	C3-3A	E1	797	GENTING	1
37	C3A-1	EC	764	GENTING	1
38	C3A-3	E	731	GENTING	1
39	C3A-3A	E	731	GENTING	1
40	C3A-5	EC	764	GENTING	1
41	C3A-6	EC	764	HILL	1
42	C5-3	E	731	GENTING	1
43	C5-3A	E	731	GENTING	1
44	CS-5	EC	764	GENTING	1

45	C5-6	EC	764	HILL	1
46	C6-1	EC	764	GENTING	1
47	C6-3	E	731	GENTING	1
48	C6-3A	E	731	GENTING	1
49	C6-5	EC	764	GENTING	1
50	C7-1	EC	764	GENTING	1
51	C7-3A	E	731	GENTING	1
52	C7-5	EC	764	GENTING	1
53	C7-6	EC	764	HILL	1
54	C8-3	E	731	GENTING	1
55	A3-1	BCI	1184	GENTING	2
56	A3A-3A	BC	1065	HILL	2
57	A6-2	B	979	GENTING	2
58	B3A-6	C	1033	GENTING	2
59	B6-7	C1	1130	GENTING	2
60	B11-5	C	1033	GENTING	2
61	B13-7	C1	1130	GENTING	2
62	C7-3	E	731	GENTING	1
63	C8-5	EC	764	GENTING	I
64	C8-6	EC	764	HILL	1
65	C9-1	EC	764	GENTING	1
66	C9-5	EC	764	GENTING	1
67	C9-6	EC	764	HILL	1
68	C10-1	EC	764	GENTING	1
69	C10-3	E	731	GENTING	1
70	C10-5	EC	764	GENTING	1
71	C10-6	EC	764	HILL	1
72	C11-1	EC	764	GENTING	I
73	C11-5	EC	764	GENTING	1
74	CH-6	EC	764	HILL	1
75	C12-3A	E	731	GENTING	I
76	C12-5	EC	764	GENTING	1
77	C12-6	EC	764	HILL	I
78	C13-1	EC	764	GENTING	1
79	C13-3	E	731	GENTING	1
80	C13-3A	E	731	GENTING	1
81	C13-5	EC	764	GENTING	1
82	C13-6	EC	764	HILL	1
83	C13A-3	E	731	GENTING	1
84	C13A-5	EC	764	GENTING	1
85	A11-5	B	979	HILL	2
86	A12-5	B	979	HILL	2
87	A13-5	B	979	HILL	2
88	A16-5	B	979	HILL	2
89	A23-5	B	979	HILL	2
90	B23A-1	BIGB2	2033	HILL	2
91	B23A-2	BIG B1	1947	HILL	2
92	C10-3A	E	731	GENTING	1

93	C11-3A	E	731	GENTING	1
94	C13A-3A	E	731	GENTING	1
95	C13A-6	EC	764	HILL	1
96	C15-3	E	731	GENTING	1
97	C15-3A	E	731	GENTING	1
98	C15-5	·EC	764	GENTING	1
99	C15-6	EC	764
100	C16-1	EC	764	GENTING	1
101	C16-3	E	731	GENTING	1
102	C16-6	EC	764	HILL	1
			93160